Exhibit 99.1

Slam Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing April 15, 2021

April 14, 2021 — Slam Corp. (NASDAQ: SLAMU) (the “Company”) announced that, commencing April 15, 2021, holders of the units sold in the Company’s initial public offering of 57,500,000 units, completed on February 25, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Stock Market LLC (“NASDAQ”) under the symbol “SLAMU,” and the Class A ordinary shares and warrants that are separated will trade on the NASDAQ under the symbols “SLAM” and “SLAMW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co. LLC and BTIG, LLC acted as joint book-running managers for the offering.

The offering was made by means of a prospectus. Copies of the prospectus relating to the offering may be obtained from: Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, or email: prospectus-ny@ny.email.gs.com, or from BTIG, LLC, 65 East 55th Street, New York, New York 10022, or email: equitycapitalmarkets@btig.com.

A registration statement relating to the securities became effective on February 22, 2021 in accordance with Section 8(a) of the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Slam Corp.

Slam Corp. is a newly organized, blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company has not selected any business combination target and will not be limited to a particular industry or geographic region. The Company’s Founding Partners are A-Rod Corp and Antara Capital LP.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

For media inquiries:

Russell Sherman

Prosek Partners

rsherman@prosek.com

For investor inquiries:

Alex Jorgensen

Prosek Partners

ajorgensen@prosek.com

For Antara Capital:

Brandy Bergman / Paul Caminiti / Nick Leasure

Reevemark

Antara@reevemark.com

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